UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    April 25, 2014

INTELLIGENT HIGHWAY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55154	30-0680119
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

8 Light Sky Court

Sacramento, CA 95828

 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (916) 379-0324

Not applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

 Explanatory Note

On February 14, 2014, Intelligent Highway Solutions, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission to report, among other items, that the Company’s management concluded that the previously issued financial statements contained in the Company’s Quarterly Report should no longer be relied upon because of the accounting treatment of certain non-cash items in the Quarterly Report and that those financial statements would be restated to make the necessary accounting corrections. The Company determined that the financial statements filed for the three and six months period ended June 30, 2013 contained items that require correction pertaining to the accounting treatment of accounts receivable and allowance for doubtful accounts.

This amendment is being filed to amend the Original Form 8-K to disclose that, on April 25, 2014, the Company’s management concluded that the previously issued financial statements for the year ended December 31, 2012, contained in the Company’s Annual Report on Form 10-K should no longer be relied upon because of the presentation of accounts receivable and liabilities related to factored receivables not being appropriately presented, the accounting for operating leases, the timing of the recording of certain revenue, cost of sales, operational and interest expenses to be presented in the correct accounting period and the accounting for certain equity items including the issuance of common shares and that those financial statements would be restated to appropriately reflect the carrying value of accounts receivable, liabilities related to factored receivable, capital and operating leases, the appropriate timing of revenue, costs of revenue, operational and interest expenses.  Other than as described above, this amendment does not amend any other information previously filed in the Original Form 8-K.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On April 25, 2014, the Company’s management concluded that the previously issued financial statements for the year ended December 31, 2012 contained in the Company’s Annual Report on Form 10-K should no longer be relied upon because of the presentation of accounts receivable and liabilities related to factored receivables not being appropriately presented, the accounting for operating leases, the timing of the recording of certain revenue, cost of sales, operational and interest expenses to be presented in the correct accounting period and the accounting for certain equity items including the issuance of common shares and that those financial statements would be restated to appropriately reflect the carrying value of accounts receivable, liabilities related to factored receivable, capital and operating leases, the appropriate timing of revenue, costs of revenue, operational and interest expenses. During the Company’s audit of the year ended December 31, 2013, the Company determined that the financial statements filed for the year ended December 31, 2012 (the “Financial Statements”) contained items that were not presented in accordance with US Generally Accepted Accounting Principles including the presentation of accounts receivable, liabilities related to factored receivables, capital leases and related fixed assets, certain liabilities including accounts payable and accrued liabilities related to the timing of recognizing certain expenses and issuance of common stock.

The Company has determined that the restatements of its Financial Statements resulted from a material weakness in its internal control over financial reporting, specifically related to accounting for factored receivables and making all information available to the appropriate persons responsible for financial reporting.

The Company’s Board of Directors discussed with Sadler Gibb & Associates, LLC, the Company’s independent registered public accounting firm, the matters disclosed in this Amendment Number 1 to Current Report on Form 8-K.

The Company will restate the Financial Statements to correct the presentation of accounts receivable, liabilities related to factored receivables, capital leases and related fixed assets, certain liabilities including accounts payable and accrued liabilities related to the timing of recognizing certain expenses and common stock and file an amendment to the Annual Report with the Securities and Exchange Commission as soon as practicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLIGENT HIGHWAY SOLUTIONS, INC.

Date: May 7, 2014	By:	/s/ Devon Jones
Devon Jones Chief Executive Officer